Exhibit 10.1

Execution Version

AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Amendment”) is dated as of the 29th day of May, 2015 (the “Amendment Date”) by and between Brighthaven Ventures, L.L.C., a North Carolina limited liability company having its registered office at 3200 East Hwy. 54, Suite 100, Research Triangle Park, NC 27709 (“BHV”) and Islet Sciences, Inc., a Nevada corporation having its principal place of business at 6601 Six Forks Rd., Suite 140, Raleigh, NC 27615 (“ISLT”).  All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Agreement.

WITNESSETH THAT:

WHEREAS, BHV and ISLT entered into the Exclusive License Agreement dated March 3, 2015 (the “Agreement”); and

WHEREAS, in accordance with Article 29 of the Agreement, BHV and ISLT wish to amend the Agreement as set forth in this Amendment;

NOW,   THEREFORE,   in consideration   of   the   covenants   and   obligations expressed herein, and intending to be legally bound, the Parties hereto agree as follows:

1.           The fourth sentence of Article 33 of the Agreement (in which the Financing Period is defined) is hereby deleted and replaced with the following:

The “Financing Period” shall constitute that period of time beginning on the Execution Date and ending on June 15, 2015.

2.           This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Agreement.  Except as amended by this Amendment, the Agreement shall remain in full force and effect, subject to and in accordance with Article 33 of the Agreement.  For clarity, the Effectiveness Condition shall not be deemed to have been met, and the Effective Date shall not be deemed to have occurred, by virtue of this Amendment.  The Effective Date shall only occur, if at all, upon the satisfaction of the Effectiveness Condition prior to the end of the Financing Period (as such definition is amended by this Amendment) in accordance with Article 33 of the Agreement.

3.           The Amendment is effective as of the Amendment Date.  This Amendment may be executed by the Parties in one or more identical counterparts, all of which together will constitute this Amendment.  If this Amendment is executed in counterparts, no signatory hereto will be bound until both Parties have duly executed a counterpart of this Amendment.

[signature page to follow]

[Signature Page to Amendment to Exclusive License Agreement]

IN WITNESS WHEREOF, the Parties by their respective authorized representatives, have executed this Agreement.

Brighthaven Ventures, L.L.C.

By:	/s/ Bentley Cheatham
Bentley Cheatham, Ph.D.
Chief Executive Officer

Islet Sciences, Inc.

By:	/s/ Steven R. Delmar
Steven R. Delmar
Chief Financial Officer